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                   BOATMEN'S SUPPLEMENTAL RETIREMENT PLAN
                          PARTICIPATION AGREEMENT

    THIS AGREEMENT is made as of June 22, 1994, between Boatmen's
Bancshares, Inc. ("Corporation") and Samuel B. Hayes, III ("Participant").
    The Corporation and the Participant mutually agree as follows:
    1. The Participant has received a copy of the Boatmen's Supplemental Retirement Plan ("Plan") and has read and understands the Plan.
    2. By completion of the Agreement, the Participant agrees to comply with the terms of the Plan in all respects.
    3.    All provisions of the Plan are hereby made a part of the agreement.
    4. The following special provisions are applicable the participant's participation in the plan: For purposes of Section 3.1(i), the participant shall receive the greater of:
      a)    thirty (30.00) years of credited service at age 65; or
      b) the actual number of years of credited service accrued using an employment commencement date of November 1, 1971.

                                                BOATMEN'S BANCSHARES, INC.

                                         By: /s/ ARTHUR J. FLEISCHER   6/30/94
                                             ---------------------------------
                                                                         Date

                                             /s/ SAMUEL B. HAYES, III  6/30/94
                                             ---------------------------------
                                                     Participant        Date